Exhibit 10.21

AMENDMENT NO. 1

TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (this “New Amendment”) is made as of March 18, 2021, by and between Finch Therapeutics Group, Inc., a Delaware corporation (“FTG”, together with all subsidiaries and affiliates hereinafter referred to as the “Company”), and Joseph Vittiglio (the “Executive”) This New Amendment shall amend that certain AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT, dated as of March 12, 2021 (the “Prior Amendment”), by and between the Company and the Executive.

RECITALS

WHEREAS, the Prior Amendment amended that certain Employment Agreement, dated on or about December 7, 2020, by and between the Company and the Executive (the “Employment Agreement”); and

WHEREAS, the vesting commencement date set forth in the Prior Amendment was mis-stated due to an administrative error; and

WHEREAS, the parties desire to amend the Prior Amendment to reflect the true intention of the Company and the Executive, as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.
AMENDMENT OF SECTION 2.3(a) OF THE PRIOR AMENDMENT. The vesting commencement date for the Option referenced in Section 2.3(a) of the Prior Agreement shall be amended such that the vesting commencement date shall be on the first year anniversary of December 7, 2020, and the remaining shares covered by the Option vesting and becoming exercisable in forty-eight (48) equal monthly installments thereafter, subject to Executive’s continuous service as of each such date.

2.
COUNTERPARTS. This New Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.
GOVERNING LAW. All issues and questions concerning the construction, validity, enforcement and interpretation of this New Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to conflicts of laws principles.

4.
NO OTHER AMENDMENT. Except as specifically amended by this New Amendment, all other terms and conditions of the Prior Amendment shall remain in full force and effect in accordance with their terms without modification.

IN WITNESS WHEREOF, the undersigned hereby executes this New Amendment as of the date first above written.

FINCH THERAPEUTICS GROUP, INC.

By: /s/ Mark Smith

Name: Mark Smith Title: CEO

EXECUTIVE:

/s/ Joseph Vittiglio

Name: Joseph Vittiglio